SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 18, 2003


                            EMERGISOFT HOLDING, INC.
          ____________________________________________________________
             (Exact name of registrant as specified in its charter)

                                     NEVADA
             ______________________________________________________
                 (State or other jurisdiction of incorporation)

             33-30743                                  84-1121360
      ______________________                   ____________________________
     (Commission File Number)                (IRS Employer Identification No.)

                                  2225 Avenue J
                             Arlington, Texas 76006
              _____________________________________________________
               (Address of principal executive offices) (Zip code)

      (Registrant's telephone number, including area code): (817) 633-6665

                                       N/A
               __________________________________________________
          (Former name or former address, if changed since last report)

ITEM 4. Changes in Registrant's Certifying Accountant

     On August 18, 2003, Ernst & Young LLP resigned as our independent auditors.

     In connection with the audits of our financial statements for the previous fiscal years ended December 31, 2002 and 2001, and during the subsequent interim period from December 31, 2002 through August 18, 2003, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, and said firm has not advised us of any reportable events.

     The accountant's reports of Ernst & Young LLP on our financial statements as of December 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified as to uncertainty, audit scope, or accounting principles.

     Our Audit Committee has commenced the selection process for Ernst & Young LLP's replacement. Promptly following our engagement of a new principal independent accountant, we will file a current report on Form 8-K to report the engagement.

ITEM 7.  Exhibits

Exhibit
Number                     Description

16.1                       Letter on Change in Accountants


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 22, 2003               EMERGISOFT HOLDING, INC.
                                     (Registrant)



                                     By:          /s/ Ash Huzenlaub
                                        ________________________________________
                                          Ash Huzenlaub, Chairman of the Board,
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                         Description

16.1                       Letter on Change in Accountants



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